Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventories	Inventories
The Group’s inventory balances as of 31 December 2023 and 2022 are as follows:

	2023	2022
Raw materials and supplies	51,524	41,961
Work in progress	33,068	29,450
Finished goods	244	2,121
Inventory reserves	(10,403)	(2,062)
Balance at 31 December	74,433	71,470
The increase in inventory from 31 December 2022 to 31 December 2023 is due to the expansion of the commercial launch of certain of the Group’s biosimilar products.
The Group recognised $42.8 million and $20.9 million within cost of goods sold during the years ended 31 December 2023 and 2022, respectively.
During the years ended 31 December 2023, 2022, and 2021, write-down of inventories amounted to $10.4 million, $2.1 million and $1.2 million, respectively, due to product expiration and results from quality control inspections. There were no reversals of inventory write-downs during the years ended 31 December 2023, 2022, and 2021.